SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

J & J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	0-14616	22-1935537
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Central Highway, Pennsauken, NJ 08109

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856) 665-9533

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

( )     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The results of voting at the Annual Meeting of Shareholders held on February 16, 2016 is as follows:

Votes

Proposal One	Votes For	Withheld
Election of Peter G. Stanley as Director	14,002,984	2,535,817

Proposal Two	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Advisory Vote on the Approval ofthe Compensation of Executives	16,362,706	157,955	18,140	0

Based upon review of the above results of voting, the Board of Directors plans to submit Proposal Two for a shareholder vote at its Annual Meeting of Shareholders to be held in February 2017.

The Company had 18,675,905 shares outstanding on December 18, 2015, the record date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP.

By:	/s/ Gerald B. Shreiber

Gerald B. Shreiber President

/s/ Dennis G. Moore

Dennis G. Moore Chief Financial Officer

Date: February 17, 2016

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